UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08547

Pioneer Series Trust XII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2020

Date of reporting period: September 1, 2019 through February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Disciplined
Growth Fund

Semiannual Report | February 29, 2020
Ticker Symbols:
Class A	PINDX
Class C	INDCX
Class Y	INYDX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short- and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 29, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 3

Portfolio Management Discussion | 2/29/20
In the following interview, Craig Sterling discusses the factors that affected the performance of Pioneer Disciplined Growth Fund during the six-month period ended February 29, 2020. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for day-to-day management of the Fund’s investment portfolio, along with Ashesh (“Ace”) Savla, a vice president, Team Leader of U.S. Equity Quantitative Research, and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended February 29, 2020?
A    Pioneer Disciplined Growth Fund’s Class A shares returned 5.35% at net asset value during the six-month period ended February 29, 2020, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 5.40%. During the same period, the average return of the 1,372 mutual funds in Morningstar’s Large Growth Funds category was 3.62%.
Q    How would you describe the market environment for investors over the six-month period ended February 29, 2020?
A    Stocks essentially traded within a range during the third quarter of 2019, including September, the first month of the six-month period, with moves in either direction driven mainly by headlines, both good and bad on items such as who would be the Democratic nominee for the upcoming U.S. Presidential election, trade tensions, and the pace of economic growth. After increasing interest rates four times during 2018, the U.S. Federal Reserve (Fed) started reducing interest rates in mid-2019, in response to signs that both global and domestic economic growth was slowing. The Fed first cut rates in July, but then added two more cuts during the six-month period, in September and October. Other central banks also enacted “easing” policy measures to help encourage economic growth.
Corporate earnings generally came in above analysts’ forecasts and equity markets moved higher over the fourth quarter of the calendar year as investors grew more encouraged by data suggesting the global economy was on the upswing. In addition, the increasingly accommodative Fed policy outlook countered the market’s anxieties over the trade war between the U.S. and China as well as other macroeconomic and geopolitical concerns.
4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

In the U.S., the economy continued to be bolstered by consumers amid low unemployment. In addition, December saw the U.S. and China reach a much anticipated “Phase One” trade agreement, with the former agreeing to eliminate some tariffs on Chinese goods and the latter pledging to boost its purchases of U.S. agricultural products.
Those factors helped market sentiment remain positive into February 2020. However, as the six-month period drew to a close, the swift, pandemic spread of the new and highly contagious COVID-19 virus from China into other countries began having a significant negative effect on the markets and drove stocks prices sharply lower.
For the full six-month period, growth stocks, as measured by the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned 5.40%, outperforming value stocks, which returned –1.69%, as measured by the Russell 1000 Value Index.
Within the Russell Index, information technology was by far the best-performing sector for the six-month period, returning 11.9%, while energy (–11.7%) was by far the worst performer.
Q    Which of your investment decisions benefited or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 29, 2020?
A    Stock selection results were the main positive contributor to the Fund’s benchmark-relative performance over the six-month period, with results in the industrials sector having the largest positive effect on relative returns. Asset allocation was a slight detractor from benchmark-relative results overall, with a portfolio underweight to the top-performing information technology sector having the biggest negative effect, and an overweight to real estate, a sector that was down by nearly 8% for the period, the second-largest detractor from relative returns.
The portfolio’s technology underweight was largely valuation driven. We manage the Fund with a valuation focus, and we view valuations in the sector as extended. With regard to real estate, we believe the sector is the most attractive of the so-called “bond proxies,” a group that includes consumer staples and parts of health care.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 5

Individual portfolio positions that contributed positively to the Fund’s benchmark-relative performance during the six-month period included Adobe and Alphabet. Meanwhile, an underweight to Cisco Systems and not owning shares of troubled aircraft manufacturer Boeing also aided relative returns.
Adobe held its analyst day in November 2019, providing a positive business update with a bullish long-term outlook that included increasing its total addressable market (TAM) and a constructive initial fiscal-year 2020 earnings guidance. Adobe also delivered fourth-quarter 2019 results that came in ahead of expectations and reiterated its 2020 guidance. We believe Adobe is one of the best secular software stories, with the company’s growth having been driven by expansion of its ultimate total addressable market (TAM), creative cloud and strong digital marketing cloud software, and impressive incremental margins combined with a reasonable valuation. Alphabet, a long-time Fund position, is the holding company of Google, the firm behind one of the most widely used internet search engines (Google), one of the more popular smartphone operating systems (Android), and a multitude of other internet-based services such as video-sharing site YouTube and Google Cloud, one of the largest enterprise cloud business. Google has performed well since last summer, based on the development of viable growth businesses beyond traditional internet searches. Additionally, the company’s founders have formally handed over control to a CEO who may prove to be more inclined to focus on profitable growth and shareholders rather than potentially poorreturning “science projects." The stock rebounded nicely during the six-month period after underperforming for a while, and aided the Fund’s relative returns.
With regard to Cisco Systems, the portfolio held an underweight position compared with the Russell Index, which benefited the Fund’s benchmarkrelative returns as the stock underperformed over the six-month period. We believe Cisco is a great company, but feel that it has lacked the growth characteristics consistent with our typical investment strategy in managing the Fund. Finally, Boeing, which accounted for more than one percent of the Russell Index over the six-month period, continued to struggle due to ongoing fallout related to the grounding of its 737-MAX jet in the wake of two accidents that occurred in late-2018 and early 2019. Our avoidance of the stock provided a boost to the Fund’s benchmarkrelative results.
6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

On the negative side, portfolio positions that detracted from the Fund’s benchmark-relative performance during the six-month period included Booking Holdings and Essex Property Trust. An underweight position in strong-performing Apple and a zero weighting in Tesla also detracted from benchmark-relative returns.
The Fund was underweight to Apple compared with the Russell Index, and the underweight had a negative effect on benchmark-relative performance. Investors’ excitement over a potential “5G cycle” as well as continued progress in other areas of Apple’s business, such as wearables and services, drove a sharp run-up in the stock price over much of the six-month period. We appreciate the large, entrenched position of Apple, but believe that the current valuation has continued to more than capture the worth of the company. We note that Apple’s operating income and free cash flows are still below the levels seen nearly five years ago, when the stock was very attractively valued, in our view. Booking Holdings is the world’s largest online travel agency. The stock struggled over the six-month period due to a weaker European economy, as most of the company’s business comes from Europe. Towards the end of the period, the COVID-19 outbreak’s effect on the entire global travel industry further damaged the share price. We do believe that once the COVID-19 travel bans have been completely lifted and economic activity begins returning to normal, Booking’s business model could prove durable and profitable. Essex Property Trust is a real estate investment trust (REIT) in the apartment sector. We believe that apartment REITs can potentially fare well in any kind of consumer downturn, given that people are more likely to rent than own their own homes in such an environment. While that scenario has yet to play out, we believe Essex Property to be a good long-term investment, especially since the bulk of its properties are located on the west coast of the United States, where home prices are among the most expensive in the country for potential buyers. Towards the end of the period as COVID-19 warranted mass layoffs and furloughs, many consumers had begun delaying rent payments. While that development was not a positive, we do not believe it to be the “new norm” either, and feel that Essex has the potential to recover and once again demonstrate its stability. With regard to Tesla, the company is a small component of the Russell Index, but the share price experienced a large run-up for most of the six-month period, and so the lack of Fund exposure to the stock detracted from benchmark-relative results. We have avoided owning Tesla for a few reasons, with the company’s general lack of profitability our main concern.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 7

Q    Did the Fund have any exposure to derivative securities during the six-month period ended February 29, 2020?
A    No, the Fund had no exposure to derivatives during the six-month period.
Q    What is your outlook as the Fund enters the second half of its fiscal year, and how is the portfolio positioned?
A    With the rapid spread of the COVID-19 virus across the globe and the “social distancing” measures taken by numerous governments in the attempt to at least slow that spread, market participants have reacted by reducing exposure to riskier assets in favor of assets perceived to be safer, including U.S. Treasuries and gold. We believe that the pandemic will have a significant effect on the global economy. The domestic economy certainly will experience major problems; however, whenever a post-virus recovery finally gets under way, we believe U.S. consumers, a key driver of the U.S. economy, could benefit from lower interest rates and discounted energy prices, which may at least partially offset the weakness caused by the pandemic and ensuing recession. We do believe that most U.S. companies will experience negative effects on their earnings, some permanently, and particularly those firms with global operations.
With respect to positioning, the Fund is meaningfully overweight relative to the Russell Index in the financials sector. Within financials, the Fund’s exposure is rather defensive, as the largest holding in the sector is property-and-casualty insurer Progressive. Otherwise, the portfolio owns shares of companies that we believe to be structural winners with relatively stable businesses and very limited exposure to interest-rate factors. The Fund is also overweight to the retail industry within the consumer discretionary sector, with a focus on structural winners that we believe may benefit either from an acceleration in e-commerce spending as superior supply chains and logistics lead to a greater advantage versus traditional “brick and mortar” retail stores. Moreover, within consumer discretionary, the Fund does not own any consumer services stocks, a group comprised primarily of hotels, restaurants, and casinos, all of which are suffering from COVID-19-related social distancing and self-quarantine guidelines that could extend for months.
Within information technology, which makes up almost 40% of the Russell Index, the Fund is more than 3% underweight, but most of the underweight is due to the portfolio’s not owning any semiconductor stocks, as we have struggled to identify value in that sub-sector. We have been able to find relative value in software & services among cloud-based software providers that have continued to put up strong growth rates and
8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

market-leading profit margins. We believe the continued shift towards cloud computing and digitization will likely accelerate in a slower economic growth environment, as those technologies may enable companies to cut costs and become more efficient. The portfolio is meaningfully underweight to the industrial and commodity areas of the materials and energy sectors and, in fact, the Fund currently has zero exposure to energy stocks. The Fund’s allocation to cyclical stocks (or stocks of companies with greater exposure to the ebbs and flows of the economic cycle) is currently comprised of investments in what we believe are companies with high-quality business models and strong balance sheets, companies that we believe have the potential to weather the increasing uncertainty and declining near-term earnings potential.
In health care, we have focused the Fund’s investments in stocks of companies that produce medical devices. Concerns that elective surgeries may be deferred due to the need to treat the surge in COVID-19 cases have caused stocks of such companies to decline more than would usually be the case during a market correction. The deferred surgeries will likely occur once the COVID-19 surge abates, and so the Fund continues to hold shares of medical-device stocks. On the other hand, the Fund is underweight biotechnology and pharmaceutical stocks, given the possibility of future regulations on drug prices, regardless of who wins the presidential election in November.
Finally, as we mentioned earlier, among the so-called bond proxies, we prefer real estate based purely on valuation.
Given the wide range of future fundamental outcomes and the many uncertainties about the global economy in general, including disruptions related to COVID-19, trade conflicts, a tense geopolitical dynamic, and the upcoming 2020 U.S. Presidential election, we will continue to rely on our disciplined investment process in an effort to identify relative value in managing the Fund. We expect volatility in the entire market as well as across various sectors to continue, all the way down to the individual stock level. Information is constantly and rapidly changing, all of which creates opportunities for active investors, in our view. The foundation of our investment process is the combination of our experienced fundamental analyst team and a proprietary corporate performance and valuation framework grounded in business-model economics, or economic value added (“EVA”). We believe those two key investment-process components are critical to the success of the Fund, given the evolving, and often volatile, secular and cyclical shifts taking place in nearly every industry.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 9

Please refer to the Schedule of Investments on pages 18–22 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Portfolio Summary | 2/29/20
10 Largest Holdings
(As a percentage of total investments)*

1.	Amazon.com, Inc.	7.76%
2.	Microsoft Corp.	7.76
3.	Alphabet, Inc.	7.10
4.	Adobe, Inc.	4.70
5.	Apple, Inc.	4.45
6.	Facebook, Inc.	4.10
7.	Accenture Plc	3.59
8.	Progressive Corp.	3.31
9.	Visa, Inc.	3.17
10.	Home Depot, Inc.	3.01

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 11

Prices and Distributions | 2/29/20

Net Asset Value per Share

Class	2/29/20	8/31/19
A	$16.92	$16.92
C	$14.25	$14.42
Y	$17.42	$17.41

Distributions per Share: 9/1/19–2/29/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0292	$0.0493	$0.8428
C	$ —	$0.0493	$0.8428
Y	$0.0698	$0.0493	$0.8428

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.
12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 29, 2020)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	13.25%	12.58%	14.79%
5 years	9.80	8.51	12.41
1 year	14.12	7.56	15.11

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 13

Performance Update | 2/29/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns
(As of February 29, 2020)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	12.29%	12.29%	14.79%
5 years	8.90	8.90	12.41
1 year	13.21	13.21	15.11

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
1.87%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Performance Update | 2/29/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns
(As of February 29, 2020)
		Russell
		1000
	Net Asset	Growth
Period	Value (NAV)	Index
10 years	13.58%	14.79%
5 years	10.07	12.41
1 year	14.49	15.11

Expense Ratio
(Per prospectus dated December 31, 2019)
Gross
0.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (“the predecessor fund”) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on actual returns from September 1, 2019 through February 29, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account	$1,053.50	$1,048.90	$1,054.80
Value (after expenses)
on 2/29/20
Expenses Paid	$5.31	$9.27	$4.14
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.82%, and 0.81% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2019 through February 29, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/19
Ending Account	$1,019.69	$1,015.81	$1,020.84
Value (after expenses)
on 2/29/20
Expenses Paid	$5.22	$9.12	$4.07
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.82%, and 0.81% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 17

Schedule of Investments | 2/29/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 100.2%
COMMON STOCKS — 95.4% of Net Assets
Auto Components — 0.9%
147,171	Aptiv Plc	$ 11,495,527
	Total Auto Components	$ 11,495,527
Beverages — 1.3%
135,641	PepsiCo., Inc.	$ 17,908,681
	Total Beverages	$ 17,908,681
Capital Markets — 2.7%
360,768	Charles Schwab Corp.	$ 14,701,296
240,081	Intercontinental Exchange, Inc.	21,420,027
	Total Capital Markets	$ 36,121,323
Commercial Services & Supplies — 0.8%
91,333	Waste Management, Inc.	$ 10,120,610
	Total Commercial Services & Supplies	$ 10,120,610
Communications Equipment — 2.6%
111,185(a)	Arista Networks, Inc.	$ 21,472,047
81,050	Motorola Solutions, Inc.	13,428,364
	Total Communications Equipment	$ 34,900,411
Diversified Financial Services — 1.9%
124,926(a)	Berkshire Hathaway, Inc., Class B	$ 25,777,231
	Total Diversified Financial Services	$ 25,777,231

Electronic Equipment, Instruments & Components — 1.2%
166,559	Amphenol Corp.	$ 15,270,129
	Total Electronic Equipment, Instruments & Components	$ 15,270,129
Equity Real Estate Investment Trusts (REITs) — 4.0%
217,525	Digital Realty Trust, Inc.	$ 26,126,928
96,814	Essex Property Trust, Inc.	27,433,215
	Total Equity Real Estate Investment Trusts (REITs)	$ 53,560,143
Food & Staples Retailing — 1.1%
219,262	Sysco Corp.	$ 14,613,812
	Total Food & Staples Retailing	$ 14,613,812
Health Care — 1.9%
182,748	Johnson & Johnson	$ 24,575,951
	Total Health Care	$ 24,575,951

The accompanying notes are an integral part of these financial statements.
18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Shares		Value
	Health Care Equipment & Supplies — 5.8%
43,797(a)	ABIOMED, Inc.	$ 6,580,937
82,944	Cooper Cos., Inc.	26,921,134
303,793	Medtronic Plc	30,582,841
96,929	Zimmer Biomet Holdings, Inc.	13,196,883
	Total Health Care Equipment & Supplies	$ 77,281,795
	Household Products — 0.7%
40,280(a)	Align Technology, Inc.	$ 8,795,138
	Total Household Products	$ 8,795,138
	Insurance — 3.3%
599,932	Progressive Corp.	$ 43,891,025
	Total Insurance	$ 43,891,025
	Interactive Media & Services — 12.1%
70,240(a)	Alphabet, Inc.	$ 94,068,920
8,925(a)	Alphabet, Inc., Class C	11,953,520
281,956(a)	Facebook, Inc.	54,268,071
	Total Interactive Media & Services	$ 160,290,511
	Internet & Direct Marketing Retail — 9.2%
54,592(a)	Amazon.com, Inc.	$ 102,837,680
11,511(a)	Booking Holdings, Inc.	19,518,742
	Total Internet & Direct Marketing Retail	$ 122,356,422
	IT Services — 10.9%
263,477	Accenture Plc	$ 47,581,312
351,705	Cognizant Technology Solutions Corp.	21,429,386
306,300(a)	PayPal Holdings, Inc.	33,077,337
231,337	Visa, Inc.	42,047,813
	Total IT Services	$ 144,135,848
	Machinery — 3.6%
81,406	Caterpillar, Inc.	$ 10,113,882
78,686	Illinois Tool Works, Inc.	13,201,937
65,019	Stanley Black & Decker, Inc.	9,343,230
194,985	Xylem, Inc.	15,080,140
	Total Machinery	$ 47,739,189
	Pharmaceuticals — 4.0%
307,491(a)	Elanco Animal Health, Inc.	$ 8,425,254
203,919	Eli Lilly & Co.	25,720,303
348,239	Novo Nordisk AS (A.D.R.)	20,243,133
	Total Pharmaceuticals	$ 54,388,690
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 19

Schedule of Investments | 2/29/20 (unaudited) (continued)

Shares		Value
	Road & Rail — 1.4%
45,318	Kansas City Southern	$ 6,828,516
68,900	Norfolk Southern Corp.	12,563,915
	Total Road & Rail	$ 19,392,431
	Software — 16.4%
180,605(a)	Adobe, Inc.	$ 62,330,398
64,517(a)	Guidewire Software, Inc.	7,071,708
73,467	Intuit, Inc.	19,531,202
634,370	Microsoft Corp.	102,774,284
112,511(a)	salesforce.com, Inc.	19,171,874
97,088(a)	Zendesk, Inc.	7,700,049
	Total Software	$ 218,579,515
	Specialty Retail — 4.2%
183,128	Home Depot, Inc.	$ 39,892,604
81,663	Tractor Supply Co.	7,227,992
33,978(a)	Ulta Beauty, Inc.	8,735,404
	Total Specialty Retail	$ 55,856,000
	Technology Hardware, Storage & Peripherals — 4.5%
215,930	Apple, Inc.	$ 59,026,625
	Total Technology Hardware, Storage & Peripherals	$ 59,026,625
	Trading Companies & Distributors — 0.9%
91,466(a)	United Rentals, Inc.	$ 12,117,416
	Total Trading Companies & Distributors	$ 12,117,416
	TOTAL COMMON STOCKS
	(Cost $1,068,036,657)	$1,268,194,423
Principal
Amount
USD ($)
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	4.3% of Net Assets
6,000,000(b)	U.S. Treasury Bills, 3/3/20	$ 5,999,756
32,000,000(b)	U.S. Treasury Bills, 3/10/20	31,989,856
15,000,000(b)	U.S. Treasury Bills, 3/17/20	14,990,811
4,000,000(b)	U.S. Treasury Bills, 3/24/20	3,996,483
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $56,972,844)	$ 56,976,906
The accompanying notes are an integral part of these financial statements.
20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Principal
Amount
USD ($)		Value
	TEMPORARY CASH INVESTMENTS — 0.5% of Net Assets
	REPURCHASE AGREEMENTS — 0.5%
4,000,000	$4,000,000 RBC Capital Markets LLC, 1.61%, dated 2/28/20
	plus accrued interest on 3/2/20, collateralized
	by the following:
	$1,445,534 Federal National Mortgage Association,
	4.0%, 9/1/45,
	$2,635,013 Freddie Mac Giant, 4.5%, 7/1/41.	$ 4,000,000
2,000,000	$2,000,000 ScotiaBank, 1.59%, dated 2/28/20 plus accrued
	interest on 3/2/20, collateralized by $2,060,329
	U.S. Treasury Bonds, 2.25%, 8/15/46.	2,000,000
		$ 6,000,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $6,000,000)	$ 6,000,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.2%
	(Cost $1,131,009,501)	$1,331,171,329
	OTHER ASSETS AND LIABILITIES — (0.2)%	$ (2,692,821)
	NET ASSETS — 100.0%	$1,328,478,508

REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 29, 2020, aggregated $495,063,441 and $563,370,430, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 29, 2020, the Fund did not engage in any cross trade activity.
At February 29, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,134,823,746 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$230,080,963
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(33,733,380)
Net unrealized appreciation	$196,347,583
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 21

Schedule of Investments | 2/29/20 (unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 29, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,268,194,423	$—	$—	$1,268,194,423
U.S. Government and
Agency Obligations	—	56,976,906	—	56,976,906
Repurchase Agreements	—	6,000,000	—	6,000,000
Total Investments in Securities	$1,268,194,423	$62,976,906	$—	$1,331,171,329
During the six months ended February 29, 2020, there were no transfer between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Statement of Assets and Liabilities | 2/29/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,131,009,501)	$1,331,171,329
Cash	3,694,690
Receivables —
Investment securities sold	3,713,882
Fund shares sold	228,730
Dividends	912,957
Interest	535
Other assets	61,557
Total assets	$1,339,783,680
LIABILITIES:
Payables —
Investment securities purchased	$ 9,893,707
Fund shares repurchased	953,497
Trustees’ fees	11,439
Due to affiliates	134,735
Accrued expenses	311,794
Total liabilities	$ 11,305,172
NET ASSETS:
Paid-in capital	$1,055,658,071
Distributable earnings	272,820,437
Net assets	$1,328,478,508
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,272,190,708/75,194,942 shares)	$ 16.92
Class C (based on $11,705,269/821,371 shares)	$ 14.25
Class Y (based on $44,582,531/2,559,728 shares)	$ 17.42
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $16.92 net asset value per share/100%-5.75%
maximum sales charge)	$ 17.95
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 23

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/29/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$7,541,564
Interest from unaffiliated issuers	308,899
Total investment income		$7,850,463
EXPENSES:
Management fees	$4,367,773
Administrative expense	266,247
Transfer agent fees
Class A	436,362
Class C	5,050
Class Y	24,941
Distribution fees
Class A	1,641,504
Class C	61,677
Shareowner communications expense	180,441
Custodian fees	12,316
Registration fees	21,952
Professional fees	41,830
Printing expense	21,516
Trustees’ fees	34,918
Insurance expense	11,984
Miscellaneous	26,267
Total expenses		$7,154,778
Net investment income		$695,685
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$90,124,931
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(20,656,143)
Net realized and unrealized gain (loss) on investments		$69,468,788
Net increase in net assets resulting from operations		$70,164,473
The accompanying notes are an integral part of these financial statements.
24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Statements of Changes in Net Assets
	Six Months
	Ended
	2/29/20	Year Ended
	(unaudited)	8/31/19
FROM OPERATIONS:
Net investment income (loss)	$695,685	$1,879,444
Net realized gain (loss) on investments	90,124,931	65,527,882
Change in net unrealized appreciation (depreciation)
on investments	(20,656,143)	16,271,217
Net increase in net assets resulting from operations	$70,164,473	$83,678,543
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.92 and $3.69 per share, respectively)	$(66,884,688)	$(228,988,197)
Class C ($0.89 and $3.69 per share, respectively)	(716,445)	(2,874,832)
Class Y ($0.96 and $3.72 per share, respectively)	(2,466,326)	(9,057,630)
Total distributions to shareowners	$(70,067,459)	$(240,920,659)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$24,328,790	$65,637,243
Reinvestment of distributions	69,327,140	238,430,013
Cost of shares repurchased	(77,719,739)	(141,492,116)
Net increase in net assets resulting from Fund
share transactions	$15,936,191	$162,575,140
Net increase in net assets	$16,033,205	$5,333,024
NET ASSETS:
Beginning of period	$1,312,445,303	$1,307,112,279
End of period	$1,328,478,508	$1,312,445,303
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 25

Statements of Changes in Net Assets (continued)

	Six Months	Six Months
	Ended	Ended
	2/29/20	2/29/20	Year Ended	Year Ended
	Shares	Amount	8/31/19	8/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,133,277	$20,003,493	3,408,233	$57,305,472
Reinvestment of distributions	3,843,506	66,293,943	15,145,897	227,025,180
Less shares repurchased	(3,952,873)	(69,377,546)	(6,863,535)	(113,391,117)
Net increase	1,023,910	$16,919,890	11,690,595	$170,939,535
Class C
Shares sold	47,142	$701,878	143,845	$2,039,764
Reinvestment of distributions	48,943	710,656	220,063	2,825,613
Less shares repurchased	(95,290)	(1,420,651)	(899,933)	(14,580,428)
Net increase/(decrease)	795	$(8,117)	(536,025)	$(9,715,051)
Class Y
Shares sold	197,107	$3,623,419	388,485	$6,292,007
Reinvestment of distributions	130,404	2,322,541	556,866	8,579,220
Less shares repurchased	(375,969)	(6,921,542)	(818,290)	(13,520,571)
Net increase/(decrease)	(48,458)	$(975,582)	127,061	$1,350,656
The accompanying notes are an integral part of these financial statements.
26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/29/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/19	8/31/18	8/31/17	8/31/16*	8/31/15*
Class A
Net asset value, beginning of period	$16.92		$19.74	$18.99	$17.53	$17.34	$17.93
Increase (decrease) from investment operations:
Net investment income (loss)	$0.01(a	)	$0.02(a )	$0.00(a) (b)	$0.05(a )	$0.06(a )	$0.05
Net realized and unrealized gain (loss) on investments	0.91		0.85	3.09	2.80	1.18	0.43
Net increase (decrease) from investment operations	$0.92		$0.87	$3.09	$2.85	$1.24	$0.48
Distributions to shareowners:
Net investment income	$(0.03)		$(0.00(b )	$(0.03)	$(0.04)	$(0.05)	$(0.16)
Net realized gain	(0.89)		(3.69)	(2.31)	(1.35)	(1.00)	(0.91)
Total distributions	$(0.92)		$(3.69)	$(2.34)	$(1.39)	$(1.05)	$(1.07)
Net increase (decrease) in net asset value	$—		$(2.82)	$0.75	$1.46	$0.19	$(0.59)
Net asset value, end of period	$16.92		$16.92	$19.74	$18.99	$17.53	$17.34
Total return (c)	5.35	%(d)	6.84%	17.54%	17.64%	7.18%	2.58%
Ratio of net expenses to average net assets	1.04	%(e)	1.07%	1.05%	1.10%	1.13%	1.14%
Ratio of net investment income (loss) to average net assets	0.10	%(e)	0.15%	0.02%	0.26%	0.38%	0.33%
Portfolio turnover rate	38	%(d)	111%	98%	76%	118%	49%
Net assets, end of period (in thousands)	$1,272,191		$1,255,198	$1,233,268	$1,108,910	$993,736	$973,492
*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)   Not annualized.
(e)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 27

Financial Highlights (continued)

	Six Months
	Ended		Year		Year	Year	Year	Year
	2/29/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*	8/31/15*
Class C
Net asset value, beginning of period	$14.42		$17.51		$17.19	$16.08	$16.07	$16.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.05)(b	)	$(0.09)(b	)	$(0.13)(b )	$(0.09)(b )	$(0.08)(b )	$(0.09)
Net realized and unrealized gain (loss) on investments	0.77		0.69		2.76	2.55	1.09	0.40
Net increase (decrease) from investment operations	$0.72		$0.60		$2.63	$2.46	$1.01	$0.31
Distributions to shareowners:
Net investment income	$—		$—		$—	$—	$—	$(0.05)
Net realized gain	(0.89)		(3.69)		(2.31)	(1.35)	(1.00)	(0.91)
Total distributions	$(0.89)		$(3.69)		$(2.31)	$(1.35)	$(1.00)	$(0.96)
Net increase (decrease) in net asset value	$(0.17)		$(3.09)		$0.32	$1.11	$0.01	$(0.65)
Net asset value, end of period	$14.25		$14.42		$17.51	$17.19	$16.08	$16.07
Total return (c)	4.89	%(d)	6.04	%(e)	16.61%	16.68%	6.26%	1.74%
Ratio of net expenses to average net assets	1.82	%(f)	1.87%		1.87%	1.94%	1.98%	2.00%
Ratio of net investment income (loss) to average net assets	(0.68	)%(f)	(0.65)%		(0.79)%	(0.58)%	(0.48)%	(0.51)%
Portfolio turnover rate	38	%(d)	111%		98%	76%	118%	49%
Net assets, end of period (in thousands)	$11,705		$11,832		$23,754	$22,201	$20,776	$23,020
*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(b)  The per-share data presented above is based on the average shares outstanding for the period presented.
(c)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales were taken into account.
(d)  Not annualized.
(e)  If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.
(f)   Annualized.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

	Six Months
	Ended		Year		Year	Year	Year		Year
	2/29/20		Ended		Ended	Ended	Ended		Ended
	(unaudited)		8/31/19		8/31/18	8/31/17	8/31/16*		8/31/15*
Class Y
Net asset value, beginning of period	$17.41		$20.19		$19.38	$17.86	$17.66		$18.24
Increase (decrease) from investment operations:
Net investment income (loss)	$0.03(a	)	$0.07(a	)	$0.04(a )	$0.09(a )	$0.11(a	)	$0.10
Net realized and unrealized gain (loss) on investments	0.94		0.87		3.15	2.87	1.20		0.45
Net increase (decrease) from investment operations	$0.97		$0.94		$3.19	$2.96	$1.31		$0.55
Distributions to shareowners:
Net investment income	$(0.07)		$(0.03)		$(0.07)	$(0.09)	$(0.11)		$(0.22)
Net realized gain	(0.89)		(3.69)		(2.31)	(1.35)	(1.00)		(0.91)
Total distributions	$(0.96)		$(3.72)		$(2.38)	$(1.44)	$(1.11)		$(1.13)
Net increase (decrease) in net asset value	$0.01		$(2.78)		$0.81	$1.52	$0.20		$(0.58)
Net asset value, end of period	$17.42		$17.41		$20.19	$19.38	$17.86		$17.66
Total return (b)	5.48	%(c)	7.09	%(d)	17.72%	17.94%	7.46	%(e)	2.93%
Ratio of net expenses to average net assets	0.81	%(f)	0.83%		0.87%	0.85%	0.86%		0.82%
Ratio of net investment income (loss) to average net assets	0.34	%(f)	0.39%		0.20%	0.50%	0.65%		0.70%
Portfolio turnover rate	38	%(c)	111%		98%	76%	118%		49%
Net assets, end of period (in thousands)	$44,583		$45,416		$50,090	$45,553	$42,721		$33,867
*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)  Not annualized.
(d)  If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.
(e)  If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2016, the total return would have been 7.40%.
(f)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 29

Notes to Financial Statements | 2/29/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Disciplined Growth Fund (the “Fund”) is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares had not commenced operations as of February 29, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 31

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 29, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$203,618
Long-term capital gain	240,717,041
Total	$240,920,659
The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2019:
2019
Distributable earnings:
Undistributed ordinary income	$5,606,633
Undistributed long term capital gain	50,113,064
Net unrealized appreciation	217,003,726
Total	$272,723,423
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 33

D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $17,154 in underwriting commissions on the sale of Class A shares during the six months ended February 29, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 35

event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at February 29, 2020, are disclosed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $5 billion. For the six months ended February 29, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.64% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $97,651 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 29, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 29, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$177,364
Class C	2,382
Class Y	695
Total	$180,441
36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $37,084 in distribution fees payable to the Distributor at February 29, 2020.
In addition, Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 29, 2020, CDSCs in the amount of $870 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. The amount of facility changed to $300 million after period end. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 29, 2020, the Fund had no borrowings under the credit facility.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 37

6. Subsequent Event
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Disciplined Growth Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2019.
At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 39

considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 41

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20 43

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/29/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176
Write to us:

Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)
Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19111-14-0420

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date May 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date May 5, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer
Date May 5, 2020

* Print the name and title of each signing officer under his or her signature.